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BRANDES
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Brandes Core Plus Fixed Income Fund
Brandes Global Equity Fund
Brandes International Equity Fund

Supplement dated September 30, 2016 to the
 Summary Prospectus dated February 1, 2016

At a shareholder meeting to be held November 7, 2016, Class E shareholders of the Brandes Core Plus Fixed Income Fund, the Brandes Global Equity Fund and the Brandes International Equity Fund will be asked to approve the elimination of the Class E shares of those Funds.  The Board of Trustees of the Brandes Investment Trust has determined that eliminating Class E shares is in the best interest of shareholders because the assets of that share class are not currently large enough to economically justify their ongoing operation.  Additionally, Brandes Investment Partners, L.P. does not believe that future sales of Class E shares are likely to improve.  If you haven't received one already, you will receive a Proxy Statement shortly asking for your vote.

For a limited time starting on September 30, 2016, Class E shareholders of those Funds will be permitted to exchange or convert their Class E shares for Class I shares of the same Fund or any other Fund of the Trust.  Although there are no tax consequences for converting from Class E shares to Class I shares of the same Fund, exchanging your Class E shares for Class I shares of a different Fund will be treated as a sale of shares and may be subject to federal income tax.

The minimum investment amount for Class I shares is higher than the minimum investment amount for Class E shares; however, the Class I minimum investment amount will be waived for Class E shareholders converting or exchanging into Class I shares.  Additionally, unlike Class E shares, Class I shares are not subject to any ongoing shareholder servicing fees.

If shareholders approve the elimination of Class E shares of a Fund, all Class E shares of the Fund outstanding on or about November 30, 2016 will be automatically redeemed and proceeds will be sent to Class E shareholders pursuant to the procedures set forth in the Funds’ prospectus.  Regardless of whether you convert or exchange into Class I shares, your vote is still needed.  Please see the recently mailed Proxy Statement for more information.

Please retain this Supplement with the Summary Prospectus.